        [LETTERHEAD OF THE FRANKLIN LIFE INSURANCE COMPANY]

Dear Contract Owner:

We are pleased to provide this 1998 annual report which shows the status of and balances in your Franklin Life Money Market Variable Annuity Fund C contract.

The gain in the accumulation unit value of the Fund since year end 1997 was as follows:

                      December 31, 1998     June 30, 1998     December 31, 1997
                      -----------------     -------------     -----------------
Accumulation Unit         $24.59              $24.17             $23.73
Value                     ------              ------             ------
                          ------              ------             ------
Percentage Change From:
     December 31, 1997     +3.62%
                           ------
                           ------
     June 30, 1998         +1.74%
                           ------
                           ------

As we have pointed out in past reports, the annual increase figure should not be compared with fully taxable money market fund rates. Your annuity contract shelters this income from Federal income taxes prior to your annuity starting date so long as your money remains with the Fund. Also, your contract provides that Franklin Life assumes the risk that administrative deductions may be insufficient to cover actual administrative expenses.

The United States economy continued its strong growth in 1998, as measured by the Gross Domestic Product (GDP), increasing at an annual rate of 3.9%. GDP is expected to slow in 1999, with growth being 2.0% to 2.5%. The unemployment rate was 4.3% in December 1998, down from 4.7% in December 1997. Inflation continues to be under control. The Producers Price Index was down 0.2% in November 1998, but increased 0.4% in December in light of higher tobacco prices. A decline was recorded in six of the past twelve months, producing a decline in wholesale prices of 0.1% in 1998, against a decline in 1997 of 1.2%. The Consumer Price Index increased 1.7% in 1997 and increased only 1.6% in 1998.

The Federal Reserve Board lowered the Federal Funds rate by a total of 75 basis points, over three months in late 1998, to the current level of 4.75%. Short-term rates declined when the Federal Reserve took its action at the start of the fourth quarter. Commercial paper (30-day) rates declined to the 5.20% level on the first discount rate move and closed the year at 4.90%. Commercial paper rates dropped 65 basis points from the December 1997 level of 5.55%. The 30-year United States Treasury bond yield declined 84 basis points to 5.09% at year end. The three month United States Treasury bill yield declined 87 basis points in 1998 to close the year with a 4.47% yield. Short term rates are expected to remain steady during the first half of 1999.

Franklin Life Money Market Variable Annuity Fund C, like other money market funds, offers preservation of capital, liquidity and a return that reflects prevailing short-term interest rates. In today's interest rate environment, you may want to take some extra time and review what role this product should play in your retirement financial planning. Franklin Life and your registered representative would appreciate the opportunity to discuss with you this and other products which will help you find financial security.

                              Cordially yours,

                          /s/ William A. Simpson

                              William A. Simpson
                              Chairman and Chief Executive Officer

                 FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                        STATEMENT OF ASSETS AND LIABILITIES
                                 DECEMBER 31, 1998

Assets
     Investments-at amortized cost which approximates fair value
          Corporate short-term notes                               $  744,997
          U.S. Government short-term note                             794,773
                                                                   ----------
                                                                    1,539,770
     Cash on deposit                                                    9,316
     Interest receivable                                                4,987
                                                                   ----------
                            Total Assets                            1,554,073

Liability-due to The Franklin Life Insurance Company                    8,294
                                                                   ----------

Contract owners' equity
     Value of 62,851.2220 accumulation units outstanding,
          equivalent to $24.59426277 per unit                      $1,545,779
                                                                   ----------
                                                                   ----------


                              STATEMENT OF OPERATIONS
                            YEAR ENDED DECEMBER 31, 1998

Investment Income-Interest                                         $   84,961
Expenses
     Mortality and expense charges              $   18,050
     Investment management services                  6,353
                                                 ----------
                            Total expenses                             24,403
                                                                   ----------
                            Net investment income                  $   60,558
                                                                   ----------
                                                                   ----------

                  STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                                    YEAR ENDED DECEMBER 31
                                                    1998              1997
                                               --------------------------------

 Net investment income                         $    60,558        $    73,170
 Net contract purchase payments                     22,030             28,598
 Reimbursement for contract guarantees                   -                227
 Withdrawals                                      (457,559)          (177,568)
 Administrative expense charges                       (349)            (1,512)
                                               --------------------------------
 Net decrease in contract owners' equity          (375,320)           (77,085)
 Contract owners' equity at beginning of year    1,921,099          1,998,184
                                               --------------------------------
 Contract owners' equity at end of year        $ 1,545,779        $ 1,921,099
                                               --------------------------------
                                               --------------------------------




                         SEE NOTES TO FINANCIAL STATEMENTS

                FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                              PORTFOLIO OF INVESTMENTS
                                 DECEMBER 31, 1998


      PRINCIPAL                                                    CARRYING
       AMOUNT                                                       VALUE
    -------------                                                -------------
                   CORPORATE SHORT-TERM NOTES
                        (48.20%)
                   AUTOMOTIVE (14.46%)
 $75,000                Ford Motor Credit Corporation
                             5.30%, due 1/5/99                      $74,459
  75,000                General Motors Acceptance
                             Corporation, 5.20%, due 2/4/99          74,599
  75,000                Chrysler Financial Corporation
                             5.18%, due 1/14/99                      74,461
                                                                 --------------
                                                                    223,519

                   FINANCE COMPANIES - CONSUMER (14.46%)
  75,000                Associates Corporation of North America
                             5.13%, due 2/2/99                       74,498
  75,000                Household Finance Corporation
                             5.15%, due 1/12/99                      74,474
  75,000                Norwest Financial, Inc.
                             5.36%, due 1/28/99                      74,509
                                                                 --------------
                                                                    223,481

                   FINANCIAL SAVINGS & SERVICE (4.82 %)
  75,000                American Express Credit Corporation
                             5.05%, due 1/7/99                       74,484


                   MACHINERY - INDUSTRIAL & CONSTRUCTION
                        (4.82%)
 $75,000                Deere  & Company
                              5.15%, due 1/21/99                    $74,474

                   OILS & OIL RELATED PRODUCTS (4.82%)
  75,000                Chevron USA, Inc.
                              5.10%, due 1/26/99                     74,501

                   RETAIL (4.82%)
  75,000                Sears Roebuck Acceptance
                           Corporation 5.28%, due 1/19/99            74,538
                                                                 --------------

                                 TOTAL CORPORATE SHORT-TERM
                                      NOTES (COST-$744,997)         744,997


                   U.S. GOVERNMENT SHORT-TERM NOTE
                    (51.41%)
 800,000           United States Treasury Bill
                    4.20%, due 2/4/99 (cost-$794,773)               794,773
                                                                 --------------


                                 TOTAL INVESTMENTS (99.61%)
                                          (COST-$1,539,770)       1,539,770

                        CASH AND RECEIVABLE, LESS LIABILITY
                                                     (.39%)           6,009
                                                                 --------------

                       TOTAL CONTRACT OWNERS' EQUITY (100%)      $1,545,779
                                                                 --------------
                                                                 --------------



                       SEE NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Money Market Variable Annuity Fund C (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Securities with remaining maturities of 60 days or less are valued at amortized cost, which is equivalent to fair value.
Securities purchased with more than 60 days to maturity are valued at fair value until the 61st day prior to maturity. Thereafter, any discount or premium from that fair value to maturity value is recognized by constant, proportionate amortization until maturity.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund form a part of, and are taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

NOTE B-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .001027% of the current value of the Fund per day (.375% on an annual basis) and for mortality and expense risk assurances at the rate of .002918% of the current value of the Fund per day (1.065% on an annual basis). The investment management service charge and the mortality and expense risk charge may be increased to maximum rates, on an annual basis, of .500% and 1.750%, respectively.

Certain other deductions are made from the Fund and paid to The Franklin including administrative fees and contingent deferred sales charges on certain amounts withdrawn. These deductions are more fully described in the Fund's prospectus.

Beginning in October 1998, The Franklin began waiving all sales and administrative charges specified in each Contract in anticipation of the Funds' proposed reorganization (See Note E-Subsequent Event).

            NOTE C-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                              YEAR ENDED                      YEAR ENDED
                           DECEMBER 31, 1998               DECEMBER 31, 1997
                         -----------------------------------------------------
                           UNITS      AMOUNT               UNITS      AMOUNT
                         -----------------------------------------------------
 Balance at
   beginning of
   year                   80,944    $1,921,099            87,386    $1,998,184

 Purchases                   930        22,030             1,238        28,598

 Net
   investment
   income                      -        60,558                 -        73,170

 Withdrawals             (19,003)     (457,559)           (7,651)     (177,568)

 Reimbursement
   for contract
   guarantees                  -             -                 -           227

 Administrative
   expense
   charges                   (20)         (349)              (29)       (1,512)
                         -----------------------------------------------------
 Balance at end
   of year                62,851    $1,545,779            80,944    $1,921,099
                         -----------------------------------------------------
                         -----------------------------------------------------

NOTE D-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.


NOTE E-SUBSEQUENT EVENT

The Fund's Board of Managers has approved resolutions whereby Contract Owners will be asked during 1999 to approve a reorganization under which the Fund, together with Franklin Life Variable Annuity Fund A and Franklin Life Variable Annuity Fund B, will be restructured into a unit investment trust investing exclusively in shares of specified mutual fund portfolios. Contract Owners will be provided with a proxy statement describing the reorganization in detail.

NOTE F-YEAR 2000 (UNAUDITED)

     INTERNAL SYSTEMS. The Franklin's ultimate parent, American General Corporation (AGC), has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including The Franklin, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

     While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of The Franklin's information technology and non-information technology systems; (2) assess which items in the inventory may expose The Franklin to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and
(5) return the systems to operations. As of December 31, 1998, substantially all of The Franklin's critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.

     THIRD PARTY RELATIONSHIPS. The Franklin has relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) The Franklin and include organizations with which The Franklin exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that The Franklin exercises less, or no, control over Year 2000 readiness. The Franklin has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to The Franklin. A more detailed evaluation will be completed during first quarter 1999 as part of The Franklin's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, The Franklin's testing activities will extend through 1999.

     CONTINGENCY PLANS. The Franklin has commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. The Franklin is currently developing contingency plans and expects to substantially complete all contingency planning activities by April 30, 1999.

     RISKS AND UNCERTAINTIES. Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, The Franklin believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on The Franklin's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and The Franklin is not able to predict a most reasonably likely worst case scenario. If conversion of The Franklin's internal systems is not completed on a timely basis (due to non-performance by significant third party-vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing The Franklin's plans), or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issues could have a material adverse impact on The Franklin's operations following the turn of the century.

COSTS. Through December 31, 1998, The Franklin has incurred, and anticipates that it will continue to incur, costs for internal staff, third party vendors, and other expenses to achieve Year 2000 readiness. These costs are not passed to the Fund. The cost of activities related to Year 2000 readiness has not had a material adverse effect on The Franklin's results of operations or financial condition. In addition, The Franklin has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with The Franklin's normal accounting policies.

                 FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                             SUPPLEMENTARY INFORMATION
               PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                 (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                         OUTSTANDING THROUGHOUT EACH YEAR)


                                                YEAR ENDED DECEMBER 31
                                      1998        1997        1996        1995        1994
                                  ------------------------------------------------------------
 Investment income                   $1.205      $1.204      $1.162      $1.203       $.846
 Expenses                              .344        .337        .326        .309        .303
                                  ------------------------------------------------------------
 Net investment income                 .861        .867        .836        .894        .543
 Accumulation unit value:
   Beginning of year                 23.733      22.866      22.030      21.136      20.593
                                  ------------------------------------------------------------
   End of year                      $24.594     $23.733     $22.866     $22.030     $21.136
                                  ------------------------------------------------------------
                                  ------------------------------------------------------------

 Ratio of expenses to average net
 assets (annualized)                   1.44%       1.44%       1.44%       1.44%      1.44%

 Ratio of net investment income to
 average net assets
   (annualized)                        3.57%       3.73%       3.71%       4.17%      2.58%

 Number of accumulation units
 outstanding at end of year          62,851      80,944      87,386     104,641    132,646
----------------------------------------------------------------------------------------------


                    MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 20, 1998. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.

          Matter                                  Votes:
     ----------------            ----------------------------------------------
                                   FOR            AGAINST             ABSTAIN
Election of
Robert G. Spencer as
Member, Board of Managers          26,443         1,459                  0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers          26,443         1,459                  0

Election of
James W. Voth as
Member, Board of Managers          26,443         1,459                  0

Election of
Clifford L. Greenwalt as
Member, Board of Managers          26,443         1,459                  0

Ratification of Selection
of Ernst & Young LLP as
independent auditors               26,387           573                942

                           REPORT OF INDEPENDENT AUDITORS




Board of Managers and Contract Owners
Franklin Life Money Market Variable Annuity Fund C

We have audited the accompanying statement of assets and liabilities of Franklin Life Money Market Variable Annuity Fund C, including the portfolio of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in contract owners' equity for each of the two years then ended, and the table of per-unit income and changes in accumulation unit value for each of the four years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for the year ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1998, 1997, 1996 and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Money Market Variable Annuity Fund C at December 31, 1998 and the results of its operations for the year then ended, and the changes in its contract owners' equity for each of the two years then ended, and per-unit income and changes in accumulation unit value for each of the four years then ended in conformity with generally accepted accounting principles.








                                   /s/ Ernst & Young LLP


Chicago, Illinois
January 29, 1999